EXHIBIT 10.3

GE Healthcare Financial Services

AMENDMENT TO SCHEDULE DATED AS OF 08/29/2005
TO MASTER LEASE AGREEMENT DATED AS OF 6/24/2003
INTERNAL CONTRACT REFERENCE NUMBER 8539077

This is an Amendment dated as of 10/15/2007 to the Schedule and Master Lease Agreement referenced above between General Electric Capital Corporation (“Lessor”) and The Sagemark Companies, LTD. (“Lessee’).

The Term of Schedule and Monthly Installment Sections are hereby amended as follows:

Original - Term Of Schedule: 84 Months

Amended - Term of Schedule: 87 Months

Original - Monthly Installment: 5 Months @ $0.00, 6 Months @ $17,000.00, 73 Months @ $34,446.40; plus applicable taxes

Amended - Monthly Installment: 5 Months @ $0.00, 6 Months @ $17,000.00, 8 Months @ $34,446.40, 3 Months @ $12,984.30 (interest only), 65 Months @ $34,446.40; plus applicable taxes

EXCEPT AS PROVIDED IN THIS AMENDMENT, ALL OTHER TERMS AND CONDITIONS OF THE ABOVE REFERENCED SCHEDULE REMAIN IN FULL FORCE AND EFFECT AS ORIGINALLY WRITTEN.

Lessor:	Lessee:

General Electric Capital Corporation	The Sagemark Companies, LTD.

By: /s/ David Handke	By: /s/ George W. Mahoney

Print Name: David Handke	Print Name: George W. Mahoney

Title: Duly Authorized Signatory	Title: Chief Financial Officer